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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549



                                  FORM 8-K



                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) September 18, 1997


                                ACE LIMITED
_______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Cayman Islands                         1-11778           Not Applicable
_______________________________________________________________________________
(State or other jurisdiction          (Commission     I.R.S. Employer
(of Incorporation                     File Number)    Identification No.)



The ACE Building
30 Woodbourne Avenue
Hamilton, Bermuda                                  HM 08
_______________________________________________________________________________
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including are code: (441) 295-5200
                                                   --------------
                                      Not Applicable
_______________________________________________________________________________
  (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On September 18, 1997, ACE Limited ("ACE") issued a press release announcing that it had signed a definitive agreement to acquire all of the outstanding capital stock of Westchester Specialty Group, Inc., an indirect wholly owned subsidiary of Xerox Corporation.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.


Item 7.           Exhibits.

99.1              Press Release, dated September 18, 1997




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 25, 1997          ACE LIMITED


                                  By: /s/ Christopher Z. Marshall
                                     ----------------------------
                                     Christopher Z. Marshall
                                     Chief Financial Officer



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                               EXHIBIT INDEX

Exhibit
Number                         Description
-------

99.1             Press Release, dated September 18, 1997



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